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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                                October 24, 2001

                Date of Report (date of earliest event reported)

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                         COMMUNITY HEALTH SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)

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Delaware                             001-15925                    13-3893191

(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

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                          155 Franklin Road, Suite 400
                           Brentwood, Tennessee 37027
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (615) 373-9600



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ITEM 5.  OTHER EVENTS

On October 24, 2001, Community Health Systems, Inc. announced operating results for the third quarter and nine months ended September 30, 2001.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits
     99.1 Press release of Community Health Systems, Inc. dated October 24, 2001



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 24, 2001           COMMUNITY HEALTH SYSTEMS, INC.
                                           (Registrant)


                                  By: /s/ Wayne T. Smith
                                     ---------------------------------
                                      Wayne T. Smith
                                      Chairman of the Board
                                      President and Chief Executive Officer
                                      (principal executive officer)

                                  By: /s/ W. Larry Cash
                                     ---------------------------------
                                      W. Larry Cash
                                      Executive Vice President and Chief
                                      Financial Officer
                                      (principal financial officer)

                                  By: /s/ T. Mark Buford
                                     ---------------------------------
                                      T. Mark Buford
                                      Vice President and Corporate Controller
                                      (principal accounting officer)



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Index to Exhibits Filed with the Current Report on Form 8-K Dated October 24,
2001

           Exhibit Number                            Description
           --------------                   -------------------------------

                99.1                        Press Release dated October 24, 2001




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